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                                                                   EXHIBIT 10.10
                                                                 GRANT NO.______

                           IMPAC MEDICAL SYSTEMS, INC.

                                 2002 STOCK PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

         IMPAC Medical Systems, Inc. (the "Company"), hereby grants an Option to purchase shares of its common stock (the "Shares") to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company's 2002 Stock Plan (the "Plan").

Date of Option Grant:  __________________, 200__

Name of Optionee:  _________________________________________________

Number of Shares Covered by Option:  ______________

Exercise Price per Share:  $_____.___

Total Exercise Price:  $_____.__

Vesting Start Date:  _____________, 200__

Vesting Schedule:

         Subject to all the terms of the attached Agreement, your right to purchase Shares under this Option vests as to one-fourth (1/4) of the total number of Shares covered by this Option, as shown above, on the one-year anniversary of the Vesting Start Date. Thereafter, the number of Shares which you may purchase under this Option shall vest at the rate of one-forty-eighth (1/48) per month on the 1st day of each of the thirty-six (36) months following the month of the one-year anniversary of the Vesting Start Date. The resulting aggregate number of vested Shares will be rounded to the nearest whole number. No additional Shares will vest after your Service has terminated for any reason.

         By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee     _____________________________________________________
                                 (Signature)

Company:     _____________________________________________________
                                 (Signature)

             Title:  _____________________________________________

Attachment
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                           IMPAC MEDICAL SYSTEMS, INC.

                                 2002 STOCK PLAN

                       NONSTATUTORY STOCK OPTION AGREEMENT

The Plan and                  The text of the Plan is incorporated in this
Other Agreements              Agreement by reference. Certain capitalized terms
                              used in this Agreement are defined in the Plan.

                              This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.

Nonstatutory Stock Option     This Option is not intended to be an Incentive
                              Stock Option under section 422 of the Internal
                              Revenue Code and will be interpreted accordingly.

Vesting This Option is only exercisable before it expires and then only with respect to the vested portion of the Option. This Option will vest according to the Vesting Schedule on the attached cover sheet.

Term Your Option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. Your Option will expire earlier if your Service terminates, as described below.

Regular Termination           If your Service terminates for any reason, other
                              than death, Disability or Cause, as defined below, then your Option will expire at the close of business at Company headquarters on the 90th day after your termination date.

Termination for               If your Service is terminated for Cause, as
Cause                         determined by the Board in its sole discretion,
                              then you shall immediately forfeit all rights to your Option and the Option shall immediately expire. For purposes of this Agreement, "Cause" shall mean the termination of your Service due to your commission of any act of fraud, embezzlement or dishonesty; any unauthorized use or disclosure of confidential information or trade secrets of the Company (or any Parent, Subsidiary or
                              Affiliate); or any other intentional misconduct adversely affecting the business or affairs of the Company (or any Parent, Subsidiary or Affiliate) in a material manner. This definition shall not restrict in any way the Company's or any Parent's, Subsidiary's or Affiliate's

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                              right to discharge you for any other reason, nor
                              shall this definition be deemed to be inclusive of all the acts or omissions which constitute "cause" for purposes other than this Agreement.

Death If your Service terminates because of your death, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve (12) month period, your estate or heirs may exercise the vested portion of your Option.

Disability                    If your Service terminates because of your
                              Disability, then your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date.

Leaves of Absence             For purposes of this Option, your Service does not
                              terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued
                              Service crediting is required by applicable law.
                              Your Service terminates in any event when the approved leave ends unless you immediately return to active work.

                              The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Notice of Exercise            When you wish to exercise this Option, you must
                              notify the Company by filing the proper "Notice of Exercise" form at the address given on the form.
                              Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

                              If someone else wants to exercise this Option after your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.

Form of Payment               When you submit your notice of exercise, you must
                              include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                              . Cash, your personal check, a cashier's check, a money

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                                      order or an electronic funds transfer.

                                   .  Shares which have already been owned by
                                      you for more than six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

                                   .  To the extent a public market for the
                                      Shares exists as determined by the
                                      Company, by delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price.

Withholding Taxes                  You will not be allowed to exercise this
                                   Option unless you make acceptable
                                   arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or sale of Shares acquired under this Option.

Restrictions on Exercise and       By signing this Agreement, you agree not to
Resale                             exercise this Option or sell any Shares
                                   acquired under this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise, sale or issuance of Shares. The
                                   Company will not permit you to exercise this Option if the issuance of Shares at that time would violate any law or regulation. The
                                   Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

                                   If the sale of Shares under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment,

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                                   and not with a view to the sale or
                                   distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Transfer of Option                 Prior to your death, only you may exercise
                                   this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan.
                                   If you attempt to do any of these things, this Option will immediately become invalid.
                                   You may, however, dispose of this Option in your will. Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company obligated to recognize your spouse's interest in your Option in any other way.

Retention Rights                   Your Option or this Agreement does not give
                                   you the right to be retained by the Company
                                   (or any Parent or any Subsidiaries or
                                   Affiliates) in any capacity. The Company (or any Parent and any Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights                 You, or your estate or heirs, have no rights
                                   as a stockholder of the Company until a
                                   certificate for your Option's Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments                        In the event of a stock split, a stock
                                   dividend or a similar change in the Company stock, the number of Shares covered by this Option and the exercise price per Share may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your
                                   Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends (or such other legend(s) as may be necessary to comply with applicable state or federal securities laws):

                                       "THE SHARES REPRESENTED BY THIS
                                       CERTIFICATE ARE SUBJECT TO CERTAIN
                                       RESTRICTIONS ON TRANSFER AND OPTIONS TO
                                       PURCHASE SUCH SHARES SET FORTH IN AN
                                       AGREEMENT BETWEEN THE COMPANY AND THE
                                       REGISTERED HOLDER, OR HIS OR HER
                                       PREDECESSOR IN INTEREST. A COPY OF SUCH
                                       AGREEMENT IS ON FILE AT THE PRINCIPAL

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                                       OFFICE OF THE COMPANY AND WILL BE
                                       FURNISHED UPON WRITTEN REQUEST TO THE
                                       SECRETARY OF THE COMPANY BY THE HOLDER OF
                                       RECORD OF THE SHARES REPRESENTED BY THIS
                                       CERTIFICATE."

                                       "THE SHARES REPRESENTED HEREBY HAVE NOT
                                       BEEN REGISTERED UNDER THE SECURITIES ACT
                                       OF 1933, AS AMENDED, AND MAY NOT BE SOLD,
                                       PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT
                                       AN EFFECTIVE REGISTRATION THEREOF UNDER
                                       SUCH ACT OR AN OPINION OF COUNSEL,
                                       SATISFACTORY TO THE COMPANY AND ITS
                                       COUNSEL, THAT SUCH REGISTRATION IS NOT
                                       REQUIRED."

Applicable Law                     This Agreement will be interpreted and
                                   enforced under the laws of the State of
                                   California.

          By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

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